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                                                                    EXHIBIT 99.2

                            CYPRESS BIOSCIENCE, INC.
              PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS


The pro forma information is based on the historical financial statements of Cypress Bioscience, Inc. and PRP, Inc. giving effect to the assumptions and adjustments described in the notes to the pro forma financial statements. The pro forma condensed consolidated balance sheet is presented as if the transaction had occurred on September 30, 1996. The pro forma condensed consolidated statements of operations present the combined results of operations as if the acquisition had occurred on January 1, 1995. These statements include only preliminary adjustments relating to the purchase price allocation to the accounts of PRP, Inc.; final adjustments will be determined at a later date and may, therefore, differ from those reflected in the unaudited pro forma condensed consolidated balance sheet and statements of operations. In the opinion of management of Cypress Bioscience, Inc., the estimates used in the preparation of the unaudited pro forma condensed consolidated balance sheet are reasonable under the circumstances and the final purchase accounting adjustments are not expected to have a material impact on the financial statements of Cypress Bioscience, Inc.

The unaudited pro forma condensed consolidated balance sheet and statement of operations may not be indicative of the results that actually would have occurred if the acquisition had been in effect on the dates indicated or which may be obtained in the future. The unaudited pro forma condensed consolidated balance sheet and statement of operations should be read in conjunction with the historical financial statements of Cypress Bioscience, Inc., from the Company's Annual Report (Form 10-K/A), and of PRP, Inc., included elsewhere herein.

The unaudited pro forma condensed statements of operations have combined the following periods: for Cypress Bioscience, Inc. the twelve months ended December 31, 1995 and the nine months ended September 30, 1996; for PRP, Inc., the twelve months ended January 31, 1996 and the nine months ended October 31, 1996.


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
                            CYPRESS BIOSCIENCE, INC.
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                               SEPTEMBER 30, 1996


                                                    CYPRESS                           PRO FORMA          PRO FORMA
                                                BIOSCIENCE, INC.     PRP, INC.       ADJUSTMENTS          COMBINED
                                                ----------------   ------------     ------------        ------------
ASSETS

Current assets:
  Cash and cash equivalents                       $  6,287,639     $     83,399     $   (555,027)       $  5,816,011
  Inventories                                        1,283,968               --               --           1,283,968
  Other current assets                                 908,590           37,926           25,000             971,516
                                                  ------------     ------------     ------------        ------------
   Total current assets                              8,480,197          121,325         (530,027)          8,071,495

  Property and equipment, net                        2,141,107          120,407               --           2,261,514
  Other assets                                          35,429           10,150               --              45,579
                                                  ============     ============     ============        ============
   Total assets                                   $ 10,656,733     $    251,882     $   (530,027)       $ 10,378,588
                                                  ============     ============     ============        ============

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

Current liabilities                               $    837,052     $    134,485     $         --        $    971,537

Convertible debentures                                 400,000               --               --             400,000
Notes Payable                                               --        3,926,836       (3,926,836)(a)              --
Other liabilities                                      183,099          575,762         (546,964)(a)         211,897

Stockholders' equity:
  Common stock                                         575,557           14,300           45,856(a)          621,413
                                                                                         (14,300)(a)
  Preferred stock                                           --           10,993          (10,993)(a)              --
  Additional paid-in capital                        59,238,705        8,824,668        4,109,713(a)       63,348,418
                                                                                      (8,824,668)(a)
  Deferred compensation                             (1,419,298)              --               --          (1,419,298)
  Accumulated deficit                              (49,158,382)     (13,235,162)      13,235,162(a)      (53,755,379)
                                                                                      (4,596,997)(a)
                                                  ------------     ------------     ------------        ------------
    Total stockholders' equity (deficit)             9,236,582       (4,385,201)       3,943,773           8,795,154
                                                  ============     ============     ============        ============
    Total liabilities and stockholders' equity
    (deficit)                                     $ 10,656,733     $    251,882     $   (530,027)       $ 10,378,588
                                                  ============     ============     ============        ============


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
                            CYPRESS BIOSCIENCE, INC.
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                      NINE MONTHS ENDED SEPTEMBER 30, 1996
                                   (UNAUDITED)



                                                  CYPRESS                          PRO FORMA          PRO FORMA
                                             BIOSCIENCE, INC.     PRP, INC.       ADJUSTMENTS          COMBINED
                                             ----------------   ------------     ------------        ------------
Revenue                                        $  1,277,549     $         --     $         --        $  1,277,549
Grant income                                             --           61,797               --              61,797
Interest income                                     343,632               --               --             343,632
                                               ------------     ------------     ------------        ------------
                                                  1,621,181           61,797               --           1,682,978
Costs and expenses:
  Production costs                                  837,192               --               --             837,192
  Sales and marketing                               429,417               --               --             429,417
  Research and development                        2,140,659          825,044               --           2,965,703
  General and                                     2,641,048          270,865               --           2,911,913
   administrative
  Purchased in process                                   --               --               --                  --
   research and development
  Interest expense                                   45,835          259,975               --             305,810
  Restructuring expense                             460,090               --               --             460,090
  Debt conversion expense                           183,688               --               --             183,688
                                               ------------     ------------     ------------        ------------
                                                  6,737,929        1,355,884               --           8,093,813
                                               ------------     ------------     ------------        ------------
Net loss                                       $ (5,116,748)    $ (1,294,087)    $         --        $ (6,410,835)
                                               ============     ============     ============        ============
Net loss per share                             $      (0.19)    $      (0.57)                        $      (0.21)(b)
                                               ============     ============                         ============
Shares used in computing net loss per share      27,649,052        2,250,930                           29,941,850(b)
                                               ============     ============                         ============

*Note: The above Pro Forma Condensed Consolidated Statement of Operations does not include a $4,596,997 charge for the estimated fair value of acquired in-process research and development of PRP, Inc. as it is a nonrecurring charge. This amount is only an estimate and may change upon completion of the valuation process.


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
                            CYPRESS BIOSCIENCE, INC.
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1995
                                   (UNAUDITED)


                                                  CYPRESS                          PRO FORMA          PRO FORMA
                                             BIOSCIENCE, INC.     PRP, INC.       ADJUSTMENTS          COMBINED
                                             ----------------   ------------     ------------        ------------
Revenue                                        $  4,104,224     $         --     $         --        $  4,104,224
Grant income                                             --               --               --                  --
Interest income                                     118,994               --                              118,994
                                               ------------     ------------     ------------        ------------
                                                  4,223,218               --               --           4,223,218
Costs and expenses:
  Production costs                                2,041,422               --               --           2,041,422
  Sales and marketing                               819,907               --               --             819,907
  Research and development                        3,219,324        2,586,566               --           5,805,890
  General and                                     2,626,817          692,941               --           3,319,758
   administrative
  Purchased in process                              625,000               --               --             625,000
   research and
   development
  Interest expense                                  261,958            7,954               --             269,912
  Loss on abandonment                                    --          162,128               --             162,128
  Restructuring                                     644,656               --               --             644,656
  Debt conversion expense                           810,386               --               --             810,386
                                               ------------     ------------     ------------        ------------
                                                 11,049,470        3,449,589               --          14,499,059
                                                                                           --
                                               ============     ============     ============        ============
Net loss                                       $ (6,826,252)    $ (3,449,589)    $         --        $(10,275,841)
                                               ============     ============     ============        ============
Net loss per share                             $      (0.39)    $      (1.58)                        $      (0.52)(b)
                                               ============     ============                         ============
Shares used in computing net loss per share      17,598,735        2,189,405                           19,891,533(b)
                                               ============     ============                         ============

*Note: The above Pro Forma Condensed Consolidated Statement of Operations does not include a $4,596,997 charge for the estimated fair value of acquired in-process research and development of PRP, Inc. as it is a nonrecurring charge. This amount is only an estimate and may change upon completion of the valuation process.


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                            CYPRESS BIOSCIENCE, INC.
         NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS


(a) On November 1, 1996, Cypress Bioscience, Inc., entered into an agreement to acquire PRP, Inc. The transaction will be accounted for under the purchase method of accounting. The total estimated purchase price of approximately $5,000,000, including transaction costs of $400,000, has been allocated to in-process research and development and the fair value of assets acquired and liabilities assumed pursuant to Accounting Principles Board Opinion Number 16. The acquired in-process research and development expense will be charged to expense in the quarter ending December 31, 1996. The pro forma condensed consolidated balance sheet is presented as if the transaction had occurred on September 30, 1996. The pro forma condensed consolidated statement of operations are presented as if the acquisition had occurred on January 1, 1995.

(b) The net loss per share and shares used in computing the per share amounts for the year ended December 31, 1995, and the nine months ended September 30, 1996, have been calculated assuming that the acquisition occurred on January 1, 1995. Accordingly, the 2,292,798 common shares issued have been treated as outstanding for the full period.


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